UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04528)

Exact name of registrant as specified in charter: Putnam Ohio Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2008

Date of reporting period: June 1, 2007— May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Ohio Tax Exempt Income Fund

5|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Ohio
Tax Exempt
Income Fund

5 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
About the Trustees	39
Officers	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

About the fund

Seeking a high level of tax-free income for Ohio investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes. While the stated yields on municipal bonds are usually lower than those on taxable bonds, tax exemption is an especially powerful advantage in Ohio because the state’s top income tax rate is among the highest in the United States. And the sheer size of the Ohio municipal bond market provides a wide array of investment opportunities.

Putnam Ohio Tax Exempt Income Fund seeks to capitalize on investment opportunities in Ohio by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved —including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor for developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax.

Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 5/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe the combination of potentially
higher taxes, attractive valuations, and high
asset quality makes municipal bonds a
compelling opportunity at this point in time.”

Thalia Meehan, Portfolio Leader, Putnam OhioTax Exempt Income Fund

Credit qualities shown as a percentage of portfolio value as of 5/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Thalia Meehan

Thalia, financial markets have been extremely volatile for much of the past year. How has the municipal bond market fared?

The municipal bond market has been quite challenging. Several factors related to the subprime lending crisis contributed to an increase in volatility for municipal bonds. Concerns about the credit ratings of municipal bond insurers, many of which also insure subprime debt, added to the volatility in late 2007 and during the first and second quarters of 2008. Forced selling by hedge funds and investment banks that needed to raise capital and cover losses put pressure on municipal bonds.

How did the fund perform during the period?

Despite the challenging market environment, we are pleased to report that the fund returned 3.62%, handily outperforming its Lipper peer group. We believe the fund was able to outperform its Lipper peer group because we had a bias for higher-quality holdings entering the period. Also, our shorter-maturity positioning helped as the yield curve steepened — and prices on shorter-term instruments held up better than their longer-maturity counterparts. The fund, which primarily invests in Ohio tax-exempt bonds, slightly underperformed its national benchmark, the Lehman Municipal Bond Index, which delivered a return of 3.87% .

Can you describe in greater detail some of the concerns weighing on the market?

Sure. One major concern involved monoline insurers, the companies that insure municipal bonds and types of securitized debt, such as mortgage-backed securities and collateralized debt obligations. Investors were worried about the insurers’ exposure to subprime-related securities and the insurers’ responsibility for covering those losses. The volatility has continued during recent months as several monoline insurers were downgraded or put on negative watch by the ratings agencies.

Today, of the seven major monoline insurers, only two —Financial Security Assurance and Assured Guaranty Ltd. — have the highest credit ratings from the three leading rating agencies. Several have stopped writing

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/08. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

new contracts altogether, and that development has taken a toll on the issuance of insured bonds.

In addition to the monoline issues, concerns about the economic slowdown and its possible effect on tax revenues weighed on the municipal bond market. Liquidity problems persisted in credit markets in general, and hedge funds, a major source of demand in 2007, sold a great deal of municipal bonds in early 2008 in order to raise capital. All of these issues put downward pressure on municipal bond prices.

How did you position the portfolio to address these issues?

We were fairly conservative in how we invested during the period. The fund owned primarily investment-grade bonds. The portfolio’s duration was shorter than that of its Lipper peers, which aided performance as longer-term issues underperformed. We also entered the period with an underweight position to insured bonds, which helped fund performance when the insurers became an issue.

Puerto Rico Aqueduct and Sewer Authority bonds helped the fund’s performance during the period. We added the bonds in early March 2008, when we believed they had attractive valuations with historically high yields. The low valuations were based largely on investor concerns about the size of the forward supply calendar in Puerto Rico. These concerns were compounded by the overall weakness of the credit market brought about by the subprime lending crisis, which increased investors’ risk aversion. However, the issuance has been well received, and the bonds have rallied since the fund acquired them. At the same time, the turmoil in the market has abated somewhat, which also has helped performance.

Not all strategies worked in the fund’s favor during the period, however. Bonds issued by Buckeye Ohio Tobacco Settlement Finance Authority underperformed. As background, tobacco settlement bonds are secured by the income stream from tobacco companies’ lawsuit settlement obligations to the states and generally offer higher yields than bonds of comparable quality. The tobacco sector began underperforming in the fall of 2007 as the market struggled to reprice risk and supply over the period was heavy. The sector continued to underperform as the credit crunch intensified across the fixed-income markets and investors fled to quality. Because the tobacco bond market is large and highly liquid, investors looking to reduce their credit exposure sold their tobacco holdings first, which puts pressure on the tobacco sector’s bond prices.

How have you adapted the portfolio to the changing market environment?

In our view, the kind of dislocation we’ve seen in recent months is rare. We believe that many areas of the municipal bond market have been oversold by

Comparison of maturity composition

This chart illustrates the fund's composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

risk-averse investors, and this has created opportunities for the fund to add highly rated bonds paying unusually high yields. At one point in February, 10-year Aaa-rated municipal bonds were yielding 17% more than 10-year Treasury bonds, despite the fact that municipal bond income is tax-free.

We expect continued volatility in 2008. We are opportunistically adding to lower-quality bonds, principally by selling Aaa-rated bonds and buying A- and Baa-rated bonds. As of the end of May, more than 70% of the portfolio remained invested in bonds rated A or higher.

As prices of longer-term bonds fell during the period, we also moved into some longer-term holdings, particularly in the 15- to 20-year maturity range. We believe that the addition of these bonds should help improve the fund’s yield. Although we were relatively cautious about insured bonds at the beginning of the period, we have since found value in insured bonds trading at what we consider attractive levels with good underlying credit quality. We also have added to the fund’s holdings in utilities, with the view that this is a generally solid, defensive sector that now has favorable fundamentals and cheaper valuations.

Thalia, what’s your outlook?

With the economy struggling, we are clearly not out of the woods. State budgets are a concern across the country, but we do not foresee credit downgrades of general obligation bonds at this point.

The monoline insurer situation also may continue to dominate headlines in the coming months. Investors should understand that, while the market will likely remain choppy in the near term, the Federal Reserve has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining from an investment standpoint is that we are finding opportunities to add value to the portfolio. We intend to keep the fund’s overall credit profile high, but we will look to add lower-quality names in areas where we have strong conviction.

Overall municipal-bond asset quality is still quite sound, in our opinion. We believe that income-tax rates are not likely to fall from here, but they may rise with a new White House and the scheduled 2010 sunset of certain tax cuts within the current tax code. We believe the combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity at this point in time.

Thank you, Thalia, for your time and insights today.

I N V E S T M E N T  I N S I G H T

Municipal bond issuers purchase insurance from monoline insurers to enhance their credit ratings. The insurance comes in the form of credit wraps, with the monoline insurer — so-named because they offer a single line of insurance — essentially “wrapping” its credit rating around the issuer’s. This added layer of protection allows the issuer to guarantee full payment of a bond’s principal and interest to bondholders should it be downgraded or default, and typically boosts the issuer’s credit rating. However, a successful transaction hinges on the monoline insurer’s credit rating and claims-paying ability, two areas under pressure given the monoline industry’s involvement with subprime mortgages.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or pre-refunded status and may differ from the summary information below.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.61%	5.38%	4.88%	4.88%	4.81%	4.81%	5.26%	5.07%	5.61%

10 years	50.26	44.24	41.02	41.02	39.47	39.47	46.06	41.26	50.40
Annual average	4.16	3.73	3.50	3.50	3.38	3.38	3.86	3.51	4.17

5 years	16.36	11.67	12.77	10.85	12.06	12.06	14.74	11.02	16.47
Annual average	3.08	2.23	2.43	2.08	2.30	2.30	2.79	2.11	3.10

3 years	9.11	4.79	7.14	4.23	6.74	6.74	8.15	4.64	9.20
Annual average	2.95	1.57	2.33	1.39	2.20	2.20	2.65	1.52	2.98

1 year	3.62	-0.50	3.07	–1.91	2.89	1.89	3.45	0.07	3.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 5/31/98 to 5/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,102 and $13,947, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,126 at public offering price. A $10,000 investment in the fund’s class Y share would have been valued at $15,040.

Comparative index returns For periods ended 5/31/08

		Lipper Ohio
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	6.48%	5.79%

10 years	63.81	47.77
Annual average	5.06	3.97

5 years	19.76	14.60
Annual average	3.67	2.76

3 years	10.95	7.74
Annual average	3.53	2.51

1 year	3.87	1.37

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 34, 29, 29, 24, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		5

Income[1]	$0.366824		$0.308978	$0.294875	$0.340938		$0.160656

Capital gains[2]	—		—	—	—		—

Total	$0.366824		$0.308978	$0.294875	$0.340938		$0.160656

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

5/31/07	$8.98	$9.35*	$8.97	$8.97	$8.98	$9.28	—

1/2/08†	—	—	—	—	—	—	$9.00

5/31/08	$8.93	$9.30	$8.93	$8.93	$8.94	$9.24	$8.93

Current yield (end of period)

Current dividend rate[3]	4.07%	3.91%	3.43%	3.27%	3.78%	3.66%	4.29%

Taxable equivalent[4]	6.68	6.42	5.63	5.37	6.20	6.01	7.04

Current 30-day SEC yield[5]	N/A	3.34	2.84	2.67	N/A	3.09	3.68

Taxable equivalent[4]	N/A	5.48	4.66	4.38	N/A	5.07	6.04

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 39.06% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class Y

(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.52%	5.30%	4.79%	4.79%	4.72%	4.72%	5.17%	4.99%	5.53%

10 years	48.47	42.50	39.17	39.17	37.53	37.53	44.33	39.56	48.63
Annual average	4.03	3.61	3.36	3.36	3.24	3.24	3.74	3.39	4.04

5 years	15.68	10.99	12.01	10.11	11.30	11.30	13.97	10.26	15.80
Annual average	2.96	2.11	2.29	1.94	2.16	2.16	2.65	1.97	2.98

3 years	7.56	3.33	5.50	2.63	5.10	5.10	6.63	3.18	7.67
Annual average	2.46	1.10	1.80	0.87	1.67	1.67	2.16	1.05	2.49

1 year	3.06	–1.09	2.39	–2.55	2.20	1.21	2.76	–0.60	3.16

Fund’s annual operating expenses For the fiscal year ended 5/31/07

	Class A	Class B	Class C	Class M	Class Y†

Net expenses*	0.89%	1.53%	1.68%	1.18%	0.68%

Total annual fund operating expenses	0.90	1.54	1.69	1.19	0.69

* Reflects Putnam Management’s decision to contractually limit expenses through 5/31/08.

† Expenses for class Y shares (added 1/2/08) are based on class A shares excluding distribution (12b-1) fees for the last fiscal year.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Ohio Tax Exempt Income Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.43	$ 7.64	$ 8.39	$ 5.88	$ 2.78

Ending value (after expenses)	$1,011.80	$1,009.60	$1,008.80	$1,010.40	$1,010.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08 (1/2/08 to 5/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.45	$ 7.67	$ 8.42	$ 5.91	$ 2.79

Ending value (after expenses)	$1,020.60	$1,017.40	$1,016.65	$1,019.15	$1,017.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08 (1/2/08 to 5/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund's annualized expense ratio*	0.88%	1.52%	1.67%	1.17%	0.67%

Average annualized expense ratio for Lipper peer group†	0.88%	1.52%	1.67%	1.17%	0.67%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Ohio Tax Exempt Income Fund	36%	15%	6%	12%	17%

Lipper Ohio Municipal Debt Funds category average	28%	19%	17%	17%	19%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 5/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$37,000	$ 86,000,000

Putnam employees	$14,000	$631,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period.Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommen dations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 64th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Ohio Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

34th	30th	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 43, 42 and 39 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Ohio Municipal Debt Funds category for the one-, five-, and ten-year periods ended June 30, 2008, were 16%, 28%, and 40%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2008, the fund ranked 6th out of 37, 9th out of 32, and 11th out of 27 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the “fund”) at May 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2008

The fund’s portfolio 5/31/08

Key to abbreviations

AGO Assured Guaranty, Ltd.	FSA Financial Security Assurance

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized

Cmnwlth. Of PR Gtd. Commonwealth of Puerto Rico Guaranteed	G.O. Bonds General Obligation Bonds

COP Certificate of Participation	MBIA MBIA Insurance Company

FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized

FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	XLCA XL Capital Assurance

FNMA Coll. Federal National Mortgage Association Collateralized

MUNICIPAL BONDS AND NOTES (98.9%)*

	Rating**	Principal amount	Value

Ohio (91.6%)
Akron, G.O. Bonds, FSA, 5s, 12/1/25	Aaa	$ 1,005,000	$ 1,054,557
Akron, Wtr. Wks. Rev. Bonds, MBIA
6s, 12/1/12 #	Aa1	875,000	954,336
5 1/4s, 12/1/17	Aaa	1,285,000	1,366,726
Anthony Wayne Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), FSA, 5 1/2s, 12/1/19	Aaa	1,565,000	1,683,549
Brookfield, Local School Dist. G.O. Bonds (School Fac. Impt.),
FSA, 5s, 1/15/26	Aaa	1,000,000	1,045,780
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6s, 6/1/42	BBB	250,000	220,880
Ser. A-2, 5 3/4s, 6/1/34	BBB	6,000,000	5,239,800
Ser. A-3, stepped coupon zero % (6.25s, 12/1/12), 2037 ††	BBB	1,200,000	795,012
Canal Winchester, Local School Dist. G.O. Bonds, MBIA, zero %, 12/1/33	Aaa	1,180,000	304,133
Cincinnati, City School Dist. COP (School Impt.) FSA, 5s, 12/15/28	Aaa	2,500,000	2,587,700
Cleveland, G.O. Bonds, Ser. A, FGIC, 4 3/4s, 11/15/26	AA	1,790,000	1,808,151
Cleveland, Arpt. Syst. Rev. Bonds, Ser. C, FSA, 5s, 1/1/19	Aaa	1,000,000	1,065,970
Cleveland, Income Tax Rev. Bonds (Bridges & Roadways), Ser. B,
AGO, 5s, 10/1/29	Aaa	1,000,000	1,035,270
Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s, 12/1/27	Aaa	1,375,000	1,426,095
Cleveland, Parking Fac. Rev. Bonds, FSA, 5 1/4s, 9/15/22	Aaa	2,400,000	2,687,664
Cleveland, Pub. Pwr. Syst. Rev. Bonds, Ser. B-1, MBIA, zero %, 11/15/25	Aaa	3,000,000	1,265,250
Cleveland, Urban Renewal Increment Rev. Bonds (Rock & Roll Hall
of Fame), 6 3/4s, 3/15/18	BBB-/P	1,150,000	1,151,610
Columbus, City School Dist. G.O. Bonds, FSA, zero %, 12/1/27	Aaa	1,895,000	725,084
Columbus, Swr. Syst. Rev. Bonds, Ser. A, 5s, 6/1/27	Aa2	1,500,000	1,572,780
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	1,500,000	1,572,600
Cuyahoga Cnty., Hosp. VRDN (U. Hosp.), 1.23s, 1/1/16	VMIG1	2,100,000	2,100,000
Cuyahoga Falls, G.O. Bonds, MBIA, 5s, 12/1/24	Aaa	1,645,000	1,700,864
Delaware Cnty., Cap. Fac. G.O. Bonds, U.S. Govt. Coll., 6 1/4s,
12/1/16 (Prerefunded)	Aa1	1,000,000	1,102,510
Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14	Aaa	1,300,000	1,459,107
Elyria, OH City School Dist. G.O. Bonds (Classroom Fac. & School
Impt.), XLCA, 5s, 12/1/35	A3	1,000,000	1,007,200
Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands Regl. Med.
Ctr.), 5 5/8s, 8/15/32	A	1,000,000	1,006,840
Field, Local School Dist. G.O. Bonds (School Fac. Construction &
Impt.), AMBAC, 5s, 12/1/22	Aaa	1,170,000	1,222,592
Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20	Aaa	2,170,000	2,232,756
Franklin Cnty., Rev. Bonds (OCLC Online Computer Library Ctr.),
5s, 4/15/13	A	2,610,000	2,781,190
Franklin Cnty., Dev. Rev. Bonds (American Chemical Society), 5.8s, 10/1/14	A+	2,000,000	2,077,780
Franklin Cnty., Econ. Dev. Rev. Bonds (Capitol South Cmnty.
Urban), 5 3/4s, 6/1/11	BBB-/P	1,000,000	1,015,330

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating**	Principal amount	Value

Ohio continued
Franklin Cnty., Hlth. Care Fac. Rev. Bonds (OH Presbyterian
Svcs.), U.S. Govt. Coll., 7 1/8s, 7/1/29 (Prerefunded)	BBB	$ 2,000,000	$ 2,273,360
Greater Cleveland, Regl. Trans. Auth. G.O. Bonds, Ser. A, FSA,
5s, 12/1/25	Aaa	2,695,000	2,838,967
Hamilton Cnty., Econ. Dev. Rev. Bonds (King Highland Cmnty.
Urban), Ser. A, MBIA, 5s, 6/1/22	Aaa	1,745,000	1,828,079
Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro. Swr. Dist.),
Ser. A, MBIA, 5s, 12/1/28	Aaa	1,500,000	1,557,810
Hamilton, City School Dist. G.O. Bonds (School Impt.), FSA, 5s, 12/1/26	Aaa	3,000,000	3,141,540
Huran Cnty., Human Svcs. Rev. Bonds, MBIA, 6.55s, 12/1/20	Aaa	1,800,000	2,186,658
Kings, Local School Dist. G.O. Bonds (School Impt.), MBIA, 5s, 12/1/27	AAA	750,000	775,778
Lake Ohio, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21 (Prerefunded)	A+	1,000,000	1,081,060
Lakewood, City School Dist. G.O. Bonds
FGIC, zero %, 12/1/17	Aa3	1,190,000	785,828
FSA, zero %, 12/1/16	Aaa	1,250,000	891,513
Lakota, School Dist. Rev. Bonds, AMBAC, 7s, 12/1/10	Aaa	1,000,000	1,102,180
Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev. Bonds (Harr
Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19	BBB	1,235,000	1,237,939
Lorain Cnty., Hosp. Rev. Bonds
(Catholic Hlth. Care Refurbish & Impt.), Ser. A, 5 1/4s, 10/1/33	AA-	750,000	748,898
(Catholic), Ser. H, AGO, 5s, 2/1/29	Aaa	2,000,000	2,039,200
Madeira, City School Dist. G.O. Bonds (School Impt.), MBIA, 5s,
12/1/26 (Prerefunded)	Aaa	1,620,000	1,790,699
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley Med. Ctr.),
5 1/4s, 5/15/17	A-	1,250,000	1,261,275
Midview, School Dist. COP (School Bldg. Fac.), 5 1/4s, 11/1/17	A	2,535,000	2,669,076
Montgomery Cnty., Rev. Bonds (Catholic Hlth. Initiatives),
Ser. A, 5s, 5/1/32	Aa2	1,000,000	995,810
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,500,000	1,628,715
(Grandview Hosp. & Med Ctr.), U.S. Govt. Coll., 5.6s,
12/1/11 (Prerefunded)	A	580,000	609,481
Mount Healthy, City School Dist. G.O. Bonds (School Impt.), FSA,
5 1/4s, 12/1/22	Aaa	1,105,000	1,203,588
Northwestern, School Dist. Rev. Bonds (Wayne & Ashland Cntys.
School Impt.), FGIC, 7.2s, 12/1/10	Baa3	660,000	698,524
OH Hsg. Fin. Agcy. Rev. Bonds
Ser. B, GNMA Coll., 5s, 3/1/34	Aaa	1,085,000	1,082,233
(Res. Dev.), Ser. A, GNMA Coll., 4.6s, 9/1/28	Aaa	170,000	169,781
(Res. Mtge.), Ser. E, GNMA Coll., FNMA Coll., FHLMC Coll.,
4 1/4s, 3/1/15	Aaa	460,000	455,984
(Res. Mtge.), Ser. C, GNMA Coll., FNMA Coll., 4.1s, 3/1/15	Aaa	445,000	441,355
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
Ser. G, GNMA Coll., 7.14s, 3/2/23	Aaa	100,000	100,437
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15	Baa3	15,000	7,854
OH State Rev. Bonds
Ser. A, 5s, 10/1/22	AA-	3,090,000	3,218,884
(Revitalization), Ser. A, AMBAC, 5s, 4/1/19	Aaa	1,750,000	1,866,498
OH State Env. Impt. Rev. Bonds (USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	746,760
OH State Higher Edl. Fac. Mandatory Put Bonds (Kenyon College),
5.05s, 7/1/16	A1	2,000,000	2,157,960
OH State Higher Edl. Fac. Rev. Bonds
(Case Western Reserve U.), 6 1/4s, 10/1/18	AA-	2,000,000	2,375,580
(Case Western Reserve U.), 6s, 10/1/14	AA-	1,000,000	1,138,260
(Oberlin College), 5 1/8s, 10/1/24	Aa2	1,500,000	1,564,050
(Case Western Reserve U.), Ser. C, 5s, 12/1/29	AA-	1,000,000	1,016,630

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating**	Principal amount	Value

Ohio continued
OH State Higher Edl. Fac. Commn. Rev. Bonds
(John Carroll U.), 5 1/2s, 11/15/18	A2	$ 335,000	$ 359,877
(John Carroll U.), 5 1/2s, 11/15/17	A2	420,000	453,751
(Oberlin College), 5s, 10/1/33	Aa2	1,000,000	1,018,170
(Northern U.), 4 3/4s, 5/1/19	A2	2,500,000	2,518,950
OH State Poll. Control Rev. Bonds (Standard Oil Co.), 6 3/4s, 12/1/15	Aa1	3,350,000	3,943,654
OH State U. Rev. Bonds
Ser. B, 5 1/4s, 6/1/17	Aa2	1,470,000	1,581,308
Ser. A, 5 1/8s, 12/1/31	Aa2	1,000,000	1,025,570
OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds (Wtr. Quality),
Ser. B, zero %, 12/1/14	Aaa	3,500,000	2,744,700
OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds (Bay Shore
Power Co.), Ser. A, 5 7/8s, 9/1/20	BB+/P	1,000,000	1,000,620
OH U. Gen. Recipients Athens Rev. Bonds, MBIA, 5s, 12/1/25	Aaa	2,265,000	2,337,095
Powell, G.O. Bonds, FGIC, 5 1/2s, 12/1/25	AA+	1,500,000	1,592,925
Rickenbacker, Port Auth. Rev. Bonds (OASBO Expanded Asset
Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,222,004
River Valley, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), FSA, 5 1/4s, 11/1/23	Aaa	300,000	335,820
Sandusky Cnty., Hosp. Fac. Rev. Bonds (Memorial Hosp.), 5.15s, 1/1/10	BBB-	830,000	838,840
South Western City, School Dist. G.O. Bonds (Franklin & Pickway Cnty.),
FSA, 4 3/4s, 12/1/23	Aaa	2,000,000	2,053,420
Summit Cnty., G.O. Bonds, Ser. R, FGIC, 5 1/2s, 12/1/18	Aa2	500,000	563,290
Tallmadge, City School Dist. G.O. Bonds (School Fac.), FSA, 5s, 12/1/26	AAA	1,410,000	1,469,911
Toledo, G.O. Bonds (Macys), Ser. A, MBIA, 6.35s, 12/1/25	Aaa	1,500,000	1,532,655
Toledo, Swr. Syst. Mtge. Rev. Bonds, AMBAC, 6.2s, 11/15/12	Aaa	2,925,000	3,289,865
Toledo, Wtr. Wks. Mtge. Rev. Bonds, AMBAC, 6.2s, 11/15/12	Aaa	1,175,000	1,321,570
Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX Transn, Inc.),
6.45s, 12/15/21	Baa3	1,900,000	2,018,313
Twin Valley, Cmnty. Local School Dist. Rev. Bonds, FGIC, 7.05s, 12/1/11	Baa1	1,000,000	1,082,640
U. of Cincinnati COP (Jefferson Ave. Residence Hall), MBIA, 5 1/8s, 6/1/28	Aaa	1,000,000	1,014,810
Westerville, G.O. Bonds, AMBAC, 5s, 12/1/26	Aaa	1,320,000	1,368,457
Westerville, City School Dist. Rev. Bonds (School Impt.)
6 1/4s, 12/1/09	Aa3	1,610,000	1,702,478
6 1/4s, 12/1/08	Aa3	1,590,000	1,623,835
Woodridge, School Dist. Rev. Bonds, AMBAC, 6.8s, 12/1/14	Aaa	3,000,000	3,338,520
Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds, FHA Insd.
7 3/8s, 10/1/21 (Prerefunded)	AAA/P	220,000	278,588
7 3/8s, 10/1/20 (Prerefunded)	AAA/P	205,000	259,594
7 3/8s, 10/1/19 (Prerefunded)	AAA/P	185,000	234,267
7 3/8s, 10/1/18 (Prerefunded)	AAA/P	180,000	227,936
7 3/8s, 10/1/17 (Prerefunded)	AAA/P	160,000	202,610
7 3/8s, 10/1/16 (Prerefunded)	AAA/P	155,000	196,278
			142,709,681

Puerto Rico (6.8%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds, 5 3/8s, 5/15/33	BBB	560,000	527,397
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A
6s, 7/1/38	Baa3	1,350,000	1,421,901
6s, 7/1/44	Baa3	1,000,000	1,045,310
AGO, 5s, 7/1/28	Aaa	2,000,000	2,060,600
Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds, Ser. B, GNMA Coll,
FNMA Coll, FHLMC Coll., 4.45s, 6/1/27	Aaa	505,000	504,950
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. W, 5 1/2s, 7/1/15	A-	1,000,000	1,066,220
Ser. G, 5s, 7/1/33	BBB+	100,000	97,759
Ser. G, 5s, 7/1/33 (Prerefunded)	Aaa	195,000	212,749
Ser. K, 5s, 7/1/13	BBB+	500,000	514,870

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating**	Principal amount	Value

Puerto Rico continued
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	$ 1,000,000	$ 1,041,430
Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. C, 5s, 8/1/10	Baa3	560,000	574,823
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.),
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/19	Baa3	1,070,000	1,121,328
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A, MBIA,
zero %, 8/1/43	Aaa	3,000,000	428,849
			10,618,186

Virgin Islands (0.5%)
Tobacco Settlement Fin. Corp. Rev. Bonds, 5s, 5/15/21	Baa3	785,000	765,265

TOTAL INVESTMENTS

Total investments (cost $149,001,849)			$ 154,093,132

* Percentages indicated are based on net assets of $155,796,914.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at May 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims- paying ability available at May 31, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2008.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at May 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at May 31, 2008 (as a percentage of net assets):

Local government	34.2%
Education	13.7
Utilities	12.6

The fund had the following insurance concentrations greater than 10% at May 31, 2008 (as a percentage of net assets):

FSA	15.5%
MBIA	12.2

FUTURES CONTRACTS OUTSTANDING at 5/31/08

		Number of		Expiration	Unrealized
		contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)		42	$4,721,063	Sep-08	$75,960

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/08

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by		Unrealized
Notional amount	date	fund per annum	or paid by fund		appreciation

Citibank, N.A.
$1,290,000	6/20/08	—	4.35% minus Municipal Market		$ 34,198
			Data Index AAA municipal
			yields 15 Year rate

1,290,000	6/18/08	—	4.35% minus Municipal Market		34,059
			Data Index AAA municipal
			yields 15 Year rate

1,290,000	6/19/08	—	4.35% minus Municipal Market		33,923
			Data Index AAA municipal
			yields 15 Year rate

Total					$102,180

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $149,001,849)	$154,093,132

Interest and other receivables	2,691,170

Receivable for shares of the fund sold	580,587

Receivable for securities sold	175,000

Receivable from Manager (Note 2)	9,855

Unrealized appreciation on swap contracts (Note 1)	102,180

Total assets	157,651,924

LIABILITIES

Payable to custodian (Note 2)	802,205

Payable for variation margin (Note 1)	10,500

Distributions payable to shareholders	188,355

Payable for securities purchased	436,445

Payable for shares of the fund repurchased	82,748

Payable for compensation of Manager (Note 2)	178,907

Payable for investor servicing fees (Note 2)	8,240

Payable for Trustee compensation and expenses (Note 2)	64,661

Payable for administrative services (Note 2)	1,231

Payable for distribution fees (Note 2)	58,688

Other accrued expenses	23,030

Total liabilities	1,855,010

Net assets	$155,796,914

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$151,616,858

Undistributed net investment income (Note 1)	45,092

Accumulated net realized loss on investments (Note 1)	(1,134,459)

Net unrealized appreciation of investments	5,269,423

Total — Representing net assets applicable to capital shares outstanding	$155,796,914

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($142,523,968 divided by 15,951,434 shares)	$8.93

Offering price per class A share (100/96.00 of $8.93)*	$9.30

Net asset value and offering price per class B share ($9,189,132 divided by 1,029,465 shares)**	$8.93

Net asset value and offering price per class C share ($3,087,860 divided by 345,791 shares)**	$8.93

Net asset value and redemption price per class M share ($985,848 divided by 110,249 shares)	$8.94

Offering price per class M share (100/96.75 of $8.94)***	$9.24

Net asset value, offering price and redemption price per class Y share ($10,106 divided by 1,131 shares)	$8.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/08

INTEREST INCOME	$7,366,947

EXPENSES

Compensation of Manager (Note 2)	753,187

Investor servicing fees (Note 2)	101,165

Custodian fees (Note 2)	7,846

Trustee compensation and expenses (Note 2)	27,393

Administrative services (Note 2)	19,942

Distribution fees — Class A (Note 2)	286,911

Distribution fees — Class B (Note 2)	94,417

Distribution fees — Class C (Note 2)	10,956

Distribution fees — Class M (Note 2)	5,389

Other	128,050

Non-recurring costs (Notes 2 and 5)	253

Costs assumed by Manager (Notes 2 and 5)	(253)

Fees reimbursed by Manager (Note 2)	(21,686)

Total expenses	1,413,570

Expense reduction (Note 2)	(77,909)

Net expenses	1,335,661

Net investment income	6,031,286

Net realized gain on investments (Notes 1 and 3)	650,645

Net realized loss on swap contracts (Note 1)	(320,361)

Net realized gain on futures contracts (Note 1)	463,916

Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(1,449,043)

Net loss on investments	(654,843)

Net increase in net assets resulting from operations	$5,376,443

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	5/31/08	5/31/07

Operations:
Net investment income	$ 6,031,286	$ 6,288,206

Net realized gain on investments	794,200	355,263

Net unrealized depreciation of investments	(1,449,043)	(34,556)

Net increase in net assets resulting from operations	5,376,443	6,608,913

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(5,517)	(7,817)

Class B	(450)	(898)

Class C	(31)	(1)

Class M	(44)	(74)

Class Y	—	—

From tax-exempt net investment income

Class A	(5,614,801)	(5,735,525)

Class B	(382,626)	(547,219)

Class C	(34,846)	(1,550)

Class M	(40,884)	(48,969)

Class Y	(180)	—

Redemption fees (Note 1)	40	1

Increase (decrease) from capital share transactions (Note 4)	2,631,558	(15,524,435)

Total increase (decrease) in net assets	1,928,662	(15,257,574)

NET ASSETS

Beginning of year	153,868,252	169,125,826

End of year (including undistributed net investment income of $45,092 and $96,365, respectively)	$155,796,914	$153,868,252

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
May 31, 2008	$8.98	.36(c)	(.04)	.32	(.37)	(.37)	—(d)	$8.93	3.62	$142,524	.88(c)	4.06(c)	36.24
May 31, 2007	8.97	.36(c)	.01	.37	(.36)	(.36)	—(d)	8.98	4.16	139,448	.89(c)	3.91(c)	15.46
May 31, 2006	9.22	.35(c)	(.25)	.10	(.35)	(.35)	—	8.97	1.13	148,135	.89(c)	3.87(c)	5.77
May 31, 2005	8.94	.35(c)	.28	.63	(.35)	(.35)	—(d)	9.22	7.15	153,016	.89(c)	3.88(c)	12.34
May 31, 2004	9.33	.34(c)	(.38)	(.04)	(.35)	(.35)	—	8.94	(.49)	153,317	.89(c)	3.75(c)	17.43

CLASS B
May 31, 2008	$8.97	.31(c)	(.04)	.27	(.31)	(.31)	—(d)	$8.93	3.07	$9,189	1.52(c)	3.41(c)	36.24
May 31, 2007	8.96	.30(c)	.01	.31	(.30)	(.30)	—(d)	8.97	3.47	12,931	1.53(c)	3.27(c)	15.46
May 31, 2006	9.21	.29(c)	(.25)	.04	(.29)	(.29)	—	8.96	.47	19,643	1.54(c)	3.22(c)	5.77
May 31, 2005	8.93	.29(c)	.28	.57	(.29)	(.29)	—(d)	9.21	6.47	25,898	1.54(c)	3.23(c)	12.34
May 31, 2004	9.32	.28(c)	(.38)	(.10)	(.29)	(.29)	—	8.93	(1.15)	33,382	1.54(c)	3.10(c)	17.43

CLASS C
May 31, 2008	$8.97	.29(c)	(.04)	.25	(.29)	(.29)	—(d)	$8.93	2.89	$3,088	1.67(c)	3.27(c)	36.24
May 31, 2007†	9.09	.19(c)	(.12)	.07	(.19)	(.19)	—	8.97	.80*	332	1.11*(c)	2.04*(c)	15.46

CLASS M
May 31, 2008	$8.98	.34(c)	(.04)	.30	(.34)	(.34)	—(d)	$8.94	3.45	$986	1.17(c)	3.77(c)	36.24
May 31, 2007	8.98	.33(c)	—(d)	.33	(.33)	(.33)	—(d)	8.98	3.73	1,157	1.18(c)	3.63(c)	15.46
May 31, 2006	9.23	.33(c)	(.26)	.07	(.32)	(.32)	—	8.98	.83	1,347	1.19(c)	3.58(c)	5.77
May 31, 2005	8.94	.33(c)	.28	.61	(.32)	(.32)	—(d)	9.23	6.94	865	1.19(c)	3.58(c)	12.34
May 31, 2004	9.33	.32(c)	(.39)	(.07)	(.32)	(.32)	—	8.94	(.80)	907	1.19(c)	3.41(c)	17.43

CLASS Y
May 31, 2008††	$9.00	.16(c)	(.07)	.09	(.16)	(.16)	—	$8.93	1.03*	$10	.28*(c)	1.78*(c)	36.24

* Not annualized.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

May 31, 2008	0.01%

May 31, 2007	0.01

May 31, 2006	0.01

May 31, 2005	0.01

May 31, 2004	0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 5/31/08

Note 1: Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Ohio tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Ohio.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2008, the fund had a capital loss carryover of $678,909 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$318,664	May 31, 2009

360,245	May 31, 2010

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2008, the fund reclassified $3,180 to decrease net investment income with a decrease to accumulated net realized losses of $3,180.

The tax basis components of distributable earnings and the federal tax cost as of May 31, 2008 were as follows:

Unrealized appreciation	$ 6,074,710
Unrealized depreciation	(983,427)
—————————————
Net unrealized appreciation	5,091,283
Undistributed tax-exempt income	130,741
Undistributed ordinary income	61,516
Capital loss carryforward	(678,909)
Cost for federal income tax purposes	$149,001,849

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended May 31, 2008, Putnam Management waived $21,686 of its management fee from the fund.

For the year ended May 31, 2008, Putnam Management has assumed $253 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended May 31,

2008, the fund incurred $103,391 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At May 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended May 31, 2008, the fund’s expenses were reduced by $77,909 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $302, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,314 and $18 from the sale of class A and class M shares, respectively, and received $5,720 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $58 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $59,627,037 and $53,049,460, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 5/31/08:

Shares sold	2,068,954	$ 18,510,533

Shares issued in connection with
reinvestment of distributions	443,354	3,959,065

	2,512,308	22,469,598

Shares repurchased	(2,096,696)	(18,750,891)

Net increase	415,612	$ 3,718,707

Year ended 5/31/07:

Shares sold	991,085	$ 8,964,107

Shares issued in connection with
reinvestment of distributions	475,089	4,297,478

	1,466,174	13,261,585

Shares repurchased	(2,445,054)	(22,144,112)

Net decrease	(978,880)	$ (8,882,527)

CLASS B	Shares	Amount

Year ended 5/31/08:

Shares sold	56,799	$ 512,310

Shares issued in connection with
reinvestment of distributions	31,079	277,346

	87,878	789,656

Shares repurchased	(500,541)	(4,483,021)

Net decrease	(412,663)	$(3,693,365)

Year ended 5/31/07:

Shares sold	32,487	$ 292,218

Shares issued in connection with
reinvestment of distributions	43,657	394,431

	76,144	686,649

Shares repurchased	(825,952)	(7,470,599)

Net decrease	(749,808)	$(6,783,950)

CLASS C	Shares	Amount

Year ended 5/31/08:

Shares sold	309,890	$2,771,883

Shares issued in connection with
reinvestment of distributions	1,476	13,133

	311,366	2,785,016

Shares repurchased	(2,546)	(22,799)

Net increase	308,820	$2,762,217

For the period 10/3/06 (commencement of operations) to 5/31/07:

Shares sold	36,860	$ 333,482

Shares issued in connection with
reinvestment of distributions	111	1,004

	36,971	334,486

Shares repurchased	—	—

Net increase	36,971	$ 334,486

CLASS M	Shares	Amount

Year ended 5/31/08:

Shares sold	1,329	$ 11,906

Shares issued in connection with
reinvestment of distributions	3,625	32,403

	4,954	44,309

Shares repurchased	(23,514)	(210,485)

Net decrease	(18,560)	$(166,176)

Year ended 5/31/07:

Shares sold	3,311	$ 30,055

Shares issued in connection with
reinvestment of distributions	4,360	39,481

	7,671	69,536

Shares repurchased	(28,940)	(261,980)

Net decrease	(21,269)	$(192,444)

CLASS Y	Shares	Amount

For the period 1/2/08 (commencement of operations) to 5/31/08:

Shares sold	1,233	$11,116

Shares issued in connection with
reinvestment of distributions	20	180

	1,253	11,296

Shares repurchased	(122)	(1,121)

Net increase	1,131	$10,175

At May 31, 2008, Putnam, LLC owned the following class shares:

		Percent of
	Shares	Ownership	Value

Class C	1,161	0.34%	$10,367

Class Y	1,131	100	10,106

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information
(unaudited)

The fund has designated 99.90% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking andinvestment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred . Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide.

Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds). Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN053 251552 7/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter. In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2008	$55,367	$--	$7,526	$44*

May 31, 2007	$51,468	$49	$7,137	$82*

* Includes fees of $44 and $68 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2008 and May 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended May 31, 2008 and May 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $54,632 and $157,484 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31,
2008	$ -	$ 15,000	$ -	$ -

May 31,
2007	$ -	$ 61,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Ohio Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008